Net (Loss)/Income Per Ordinary Share	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
Net Income /(Loss) per Share

19.           NET (LOSS)/iNCOME PER ORDINARY SHARE

The following table sets forth the basic and diluted net (loss)/income per ordinary share computation and provides a reconciliation of the numerator and denominator for the periods presented (in thousands except per share data):

	For the Year Ended December 31,
	2015	2016	2017
Numerator:
Net income attributable to Sogou Inc.	$99,499	$56,112	$82,200
Less: Dividends attributable to preferred shareholders	28,092	28,092	24,388
Less: Adjustment for repurchase of Preferred Shares	80,822	—	—
Net (loss)/income attributable to ordinary shareholders	(9,415)	28,020	57,812
Numerator for net (loss)/income per ordinary share—basic	$(9,415)	$28,020	$57,812
Reversal of preferred share dividends	—	1,200	1,042
Numerator for net (loss)/income per ordinary share—diluted	$(9,415)	$29,220	$58,854
Denominator
Weighted average number of ordinary shares outstanding—basic	230,721	236,167	257,173
Incremental shares from if-converted method	—	32,000	27,704
Incremental shares from treasury stock method	—	2,076	2,428
Weighted average number of ordinary shares outstanding—diluted	230,721	270,243	287,305
Net (loss)/income per ordinary share—basic	$(0.04)	$0.12	$0.22
Net (loss)/income per ordinary share—diluted	$(0.04)	$0.11	$0.20

A total of 118,968,017 Pre-IPO Preferred Shares and options for the purchase of 3,829,856 Pre-IPO Class A Ordinary shares, 65,431,579 Pre-IPO Preferred Shares, and 56,647,614 Pre-IPO Preferred Shares, respectively, were excluded from the computation of diluted net (loss)/income per ordinary share for the years ended December 31, 2015, 2016, and 2017, because of their anti-dilutive effect. The dilutive effects of Pre-IPO Preferred Shares and share options were calculated using the if-converted method and the treasury share method, respectively.